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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



    Date of Report (Date of earliest event reported)      July 21, 2004
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                                  SYNTEL, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Michigan
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                 (State or Other Jurisdiction of Incorporation)


                   0-22903                                38-2312018
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          (Commission File Number)             (IRS Employer Identification No.)


  525 E. Big Beaver Road, Suite 300, Troy, Michigan              48083
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     (Address of Principal Executive Offices)                 (Zip Code)


                                 (248) 619-2800
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On July 21, 2004, the Audit Committee of Syntel, Inc. (the "Company") engaged the independent accounting firm of Crowe Chizek and Company LLC ("Crowe Chizek") as the Company's independent accountants for the fiscal year ending 2004. Crowe Chizek will begin providing independent accountant services to the Company with the third quarter of 2004.

During the fiscal years ended December 31, 2002 and 2003, and the interim period ended July 21, 2004, the Company did not consult Crowe Chizek regarding the application of accounting principles to a specific completed or proposed transaction or regarding the type of audit opinion that might be rendered on the Company's financial statements, and Crowe Chizek did not provide any written or oral advice that Crowe Chizek concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                 Syntel, Inc.
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                                                 (Registrant)




Date   July 21, 2004             By           /s/ Keshav Murugesh
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                                    Keshav Murugesh, Chief Financial Officer
                                    (Principal financial and accounting officer)






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